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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 12, 2000 (May 11, 2000)

                           MARKWEST HYDROCARBON, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



  DELAWARE                             1-11566                       84-1352233
(State or other jurisdiction of  (Commission File Number)       (I.R.S. Employer
incorporation or organization)                            Identification Number)



          155 INVERNESS DRIVE WEST, SUITE 200, ENGLEWOOD, CO 80112-5000
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 303-290-8700






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ITEM 5.   OTHER EVENTS

                           MARKWEST HYDROCARBON, INC.
                   CHANGES SYMBOL FROM AMEX: NRG TO AMEX: MWP

         DENVER -- May 11, 2000 -- MarkWest Hydrocarbon, Inc., today announced that a new symbol -- MWP -- has been selected for its American Stock Exchange listing effective Friday, May 12, 2000.

         Northern States Power Co. has filed an initial public offering (IPO) for their unit, NRG Energy Inc., to be traded on the New York Stock Exchange using our former symbol NRG. NRG will be inactive until NRG Energy's IPO becomes effective. MarkWest has received an undisclosed monetary compensation for making this change. Some of the monies will be used to ensure current and prospective investors are fully informed of the very positive 2000 and 2001 impact resulting from our profitable growth strategy.

         MarkWest has recently completed its Phase I expansion in Appalachia and expects to begin its Phase II expansion in the third quarter 2000. When both phases are completed, daily natural gas liquids production will nearly double by mid-2001 compared to 1999, and fee income will increase substantially. In addition, MarkWest is currently starting up its Au Gres project in eastern Michigan, with expansion of this project to be evaluated around year-end 2000.

         John Fox, Chief Executive Officer, commented, "While we dislike putting our shareholders through the inconvenience of changing ticker symbols, we want to assure you that proceeds from this change will be deployed into the many promising projects on our `to do list.'"

                                       ###

         MARKWEST HYDROCARBON, INC., PROVIDES NATURAL GAS PROCESSING AND RELATED SERVICES THROUGH ITS MODERN, EFFICIENT PLANT AND PIPELINE SYSTEMS. INCREASED DRILLING FOR NATURAL GAS TO MEET EXPANDING DEMAND IS DRIVING GROWTH FOR MARKWEST'S SPECIALIZED SERVICES. NATURAL GAS PRODUCERS ARE INCREASINGLY OUTSOURCING THE COMPLEX TASK OF CONVERTING RAW NATURAL GAS PRODUCED AT THE WELLHEAD TO MARKETABLE NATURAL GAS AND NATURAL GAS LIQUIDS.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       MARKWEST HYDROCARBON, INC.
                                                (Registrant)

Date: May 12, 2000                     BY:  /s/ Gerald A. Tywoniuk
                                          -------------------------------
                                                Gerald A. Tywoniuk
                                           Chief Financial Officer and
                                            Vice President of Finance
                                        (On Behalf of the Registrant and as
                                         Principal Financial and Accounting
                                                     Officer)